                         POSADAS DE SAN JUAN ASSOCIATES

                             JOINT VENTURE AGREEMENT

         Agreement made the 27th day of July, 1984 by and among ESJ HOTEL CORPORATION, a Delaware corporation with offices at 767 Fifth Avenue, New York, New York 10153 ("ESJ"), GREAT AMERICAN INDUSTRIES, INC., a Delaware corporation with offices at 300 Plaza Drive, Binghampton, New York 13903 ("GAI"), IHS ASSOCIATES, LTD., a Delaware corporation with offices at 100 West Tenth Street, Wilmington, Delaware 19801, ("HIS") and MILTK INC., a Delaware corporation with offices at 300 Plaza Drive, Binghampton, New York 13903 ("MILTK") (ESJ, GAI, IHS and MILTK are hereinafter sometimes referred to collectively as the "Venturers" and separately as a "Venturer").

                              W I T N E S S E T H:

         WHEREAS, the Venturers desire to associate themselves and to form a joint venture (the "Venture") for the purpose of acquiring, owning and operating the facility now known as the El San Juan Hotel and Casino (the "Hotel") in San Juan, Puerto Rico; and

         WHEREAS, the parties desire their rights and obligations in connection with the Venture and their participation in any profits or liabilities derived therefrom be defined by an agreement in writing;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. The Venture.

            1.1. The Venturers hereby form the Venture under the general partnership law of the State of New York for the purpose of engaging in the business of acquiring, owning and operating the Hotel, and performing any and all acts and services necessary or desirable in connection with the foregoing.

            1.2. The name of the Venture shall be POSADAS DE SAN JUAN ASSOCIATES. Promptly after the execution hereof, the Venturers shall execute and cause to be filed a certificate of doing business under an assumed name as required by Section 130 of the New York General Business Law and such other documents as may be required by law to authorize the Venture to conduct its business, including compliance with the applicable laws of the Commonwealth of Puerto Rico.

            1.3. The principal office of the Venture shall be located in such place as the Venturers may agree.

            1.4. The term of the Venture shall commence as of the date of this Agreement and continue for 40 years from the date hereof, unless sooner terminated as provided in Article 9 hereof.

            1.5. The relationship between the Venturers shall be limited to the performance of the specific purposes and objectives of the Venture as set forth in this Agreement. Nothing herein shall be construed to create a general purpose partnership between the Venturers; to authorize any Venturer to act as general agent for any other; or to confer or grant to any Venturer any proprietary interest in, or to subject any Venturer to any liability for or in respect of, the business, assets, profits or obligations of any other Venturer, except only to the extent contemplated by this Agreement.

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



         2. Management of the Venture.

            2.1. The business and affairs of the Venture shall be supervised by a Venturers Committee (the "Committee"). The Committee shall consist of four persons, two of whom shall be designated in writing by ESJ, and one of whom shall be designated in writing by GAI, and one of whom shall be designated in writing by IHS. The initial designees of the Venturers to serve on the Committee shall be Louis J. Nicastro and Norman J. Menell for ESJ, Burton I. Koffman for GAI and Hugh A. Andrews for IHS. Any Venturer may change its Committee designees by notice given to the other Venturers not less than ten days prior to the effective date of such change.

            2.2. The Committee shall meet at times and places fixed by the Committee as necessary for conducting the business of the Venture and mutually convenient to the members of the Committee upon at least two days' notice. At any meeting, a majority of the full number of members of the Committee shall be required for any and all action to be taken by the Committee.

            2.3. The Committee shall have authority to appoint and employ such managers, employees, consultants and agents for the Venture as it shall deem appropriate and may delegate to them any and all of its power and authority hereunder. Concurrently herewith, Norman J. Menell has been appointed the Manager of the Venture and Hugh A. Andrews has been appointed the Assistant Manager of the Venture. Williams Hospitality Management Corporation, a Delaware corporation ("Hospitality"), will be appointed to perform technical assistance services in connection with the renovation and refurbishment of the Hotel and will be appointed the agent of the Venture

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



for the supervision, direction and control of the operation and management of the Hotel in the Venture's behalf commencing on the date the Hotel opens for business pursuant to the terms of a Management Letter Agreement between the Venture and Hospitality in substantially the form presented to the Venturers.

         3. Capital Contributions and Liabilities.

            3.1. Initial capital contributions to the Venture shall be made as follows: On the date hereof, ESJ shall contribute $50,000 to the capitol of the Venture, GAI shall contribute $30,000 to the capital of the Venture and IHS shall contribute $10,000 to the capital of the Venture, MILTK shall contribute $10,000 to the capital of the Venture.

            3.2. Each Venturer shall, upon written request of the Committee from time to time, make additional capital contributions to the Venture up to the following maximum amounts: ESJ - $3,450,000; GAI - $2,070,000; MILTK - $690,000;
and IHS - $690,000. Such additional capital contributions shall be made within two days after receipt of such written request.

            3.3. No interest shall be payable to the Venturers by the Venture on such capital contributions.

            3.4. All liabilities of the Venture in excess of the assets of the Venture shall be borne by each of the Venturers in proportion to their capital accounts.

         4. Books and Records, Reports, etc.

            4.1. The Venture shall maintain at its principal office full and proper records and books of account based upon generally accepted accounting principles consistently applied and the Uniform System of Accounts for Hotels, copyrighted by the

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



Hotel Association for New York City, 7th edition of 1977, as amended from time to time. The fiscal year for the Venture shall be the twelve months ended September 30 or such other fiscal year as shall be mutually determined by the Venturers and permitted by law.

            4.2. Each of the Venturers shall have the right at all reasonable times to have any and all of the Venturer's records and books of account inspected at its own expense by its own employees, attorneys or accountants.

            4.3. Ernst & Whinney or such other firm as may hereafter audit the financial statements of Williams Electronics, Inc., a Delaware corporation, shall review or audit generally the Venture's financial statements and perform such accounting services necessary in the day-to-day conduct of the operations of the Venture (such firm being hereinafter referred to as the "General Accountants"). ESJ is hereby designated as the Tax Matter Partner within the meaning of Section 6231(a)(7) of the Internal Revenue Code of 1954, as amended.

            4.4. The Venture shall maintain such bank accounts as shall be approved by the Committee.

         5. Profits/Losses and Distributions

            5.1. Net profits and losses of the Venture shall be determined annually by the General Accountants in accordance with generally accepted accounting principles consistently applied. The General Accountants shall prepare the income tax returns for the Venture as soon as possible after the end of each of the Venture's fiscal years, and shall supply such tax returns to each of the Venturers for their review and reasonable approval prior to the filing thereof with the appropriate governmental agencies.

            5.2. The net profits and losses of the Venture, together with any investment or other tax credits available, shall be allocated to the Venturers as follows: 50% to ESQ; 30% to GAI; 10% to MILTK; and 10% to IHS (the "Venturers Percentage Interests").

            5.3.   Separate  capital  accounts  shall  be  maintained  for  each
Venturer. All net profits and losses of the Venture, and all capital contributions by, and all distributions to, the Venturers shall be credited or charged, as the case may be, to the separate capital accounts of the Venturers as the General Accountants may deem appropriate in accordance with the provisions of this Agreement and applicable law and practice.

            5.4. The Venture shall distribute to each Venturer such amounts at such times as shall be determined by the Committee; provided, however, such distributions shall be pro rata to the Venturers in proportion to the Venturers Percentage Interests.

         6. Restriction on Dispositions of Interests in the Venture.

            For a period of five years from the date hereof, no Venturer may sell, assign, transfer, pledge, encumber, hypothecate, mortgage or in any manner dispose of all or any portion of its interest in the Venture without the prior written consent of all other Venturers, and any attempted sale, assignment, transfer, pledge, encumbrance, hypothecation, mortgage or other dispositions by a Venturer without such consent shall be null and void.

         7. Representations and Warranties.

            Each Venturer represents and warrants to each other Venturer that:

            7.1. Such Venturer is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation.

            7.2. The execution, delivery and performance by such Venturer of this Agreement have been duly authorized by all necessary corporate action on the part of such Venturer, and no further action or approval is required in order to constitute this Agreement as the valid and binding obligation of such Venturer enforceable in accordance with its terms.

            7.3. This Agreement constitutes the legal, valid and binding obligation of such Venturer enforceable against such Venturer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

            7.4. Such Venturer is acquiring its interest in the Venture for its own account and without a view to distribution other than in accordance with the provisions of this Agreement and applicable securities laws.

         8. Puerto Rico Gaming Authority Approvals; Tax Exemptions.

            Each party hereto shall use its best efforts to obtain and thereafter maintain all consents, approvals and authorizations which must be obtained and maintained by such party in order to consummate the transactions contemplated hereby, including all consents, approvals and authorizations from the Treasury of the Commonwealth of Puerto Rico and any other governmental body or agency having authority over licensing of gambling in the Commonwealth of Puerto Rico and any tax exemption granted to the

Venture by the Commonwealth of Puerto Rico; provided, however, that nothing contained in this Article 8 shall require any party to consent to modify any provisions of this Agreement or any other document referred to herein in any manner materially adverse to its best interests.

         9. Termination and Liquidation.

            9.1. The Venture may be terminated at any time by mutual agreement of the Venturers.

            9.2. Upon termination of the Venture for any reason, the Venture shall continue its business solely for the purpose of winding up its affairs and shall be liquidated as rapidly as business judgment permits. All decisions with respect to disposition of Venture assets, collection or compromise of any amounts receivable and payment or compromise of any amounts payable by the Venture shall be made by the Committee. The assets of the Venture shall be applied for the following purposes in the following order:

               9.2.1. First, to the payment or provision for payment of all just debts and obligations of the Venture to creditors other than the Venturers, and for the expenses of winding up the affairs of the Venture.

               9.2.2. Next, to the payment of all amounts due from the Venture to the Venturers other than in respect of the Venturers' capital accounts.

               9.2.3. All remaining assets of the Venture shall be distributed pro rata to the Venturers in accordance with the Venturers Percentage Interests.

         10. Miscellaneous.

            10.1.  All  of  the  representations,   warranties,   covenants  and
agreements made by the parties to this Agreement shall survive for the full period of any applicable statute of limitations.

            10.2. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

            10.3. This Agreement may be executed in one or more counterparts, and shall become effective when one or more counterparts has been signed by each of the parties.

            10.4. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement shall be deemed to have been duly given for all purposes if sent by certified or registered mail, return receipt requested and postage prepaid, hand delivered or sent by telegraph or telex to the parties hereto at the address specified at the head hereof or at such other address as any party may specify by notice given to the other parties in accordance with this Section 10.4. The date of giving of any such notice shall be the date of receipt.

            10.5. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

            10.6. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

            10.7. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York.

            10.8. Each of the parties hereto consents to the jurisdiction of the Courts of the State of New York and the United States District Court for the Southern District of New York with respect to any matter arising with respect to this Agreement, shall subject itself to the jurisdiction of such courts and agrees that service of process upon it may be made in any manner permitted by the laws of the State of New York. Without limiting the generality of the foregoing, service of process will be deemed sufficient if sent by registered or certified mail to a party hereto at the address for such party set forth in
Section 10.4 hereof. In addition, the parties hereto agree that the venue for any state court action shall be New York County.

            10.9. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by any of the parties hereto without the prior written consent of all other parties hereto and any attempt to assign this Agreement shall be void and of no effect.

            10.10. The headings or captions under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been made and executed as of the date and year first above written.

                                              ESJ HOTEL CORPORATION

                                              By: /s/
                                                 -------------------------------
[SEAL]                                           Norman J. Menell, President


                                              GREAT AMERICAN INDUSTRIES, INC.

[SEAL]                                        By: /s/
                                                 -------------------------------
                                                 Burton I. Koffman, President


                                              IHS ASSOCIATES, LTD.

[SEAL]                                        By: /s/
                                                 -------------------------------
                                                 Hugh A. Andrews, Chairman of
                                                 the Board and President


                                              MILTK INC.

                                              By: /s/
                                                 -------------------------------
                                                 Milton Koffman, President

                         POSADAS DE SAN JUAN ASSOCIATES

                      AMENDMENT OF JOINT VENTURE AGREEMENT

         Agreement made as of the 15th day of October, 1984 by and among ESJ HOTEL CORPORATION, a Delaware corporation with offices at 767 Fifth Avenue, New York, New York 10153 ("ESJ"), GREAT AMERICAN INDUSTRIES, INC., a Delaware corporation with offices at 300 Plaza Drive, Binghamton, New York 13902 ("Great American"), IHS ASSOCIATES, LTD., a Delaware corporation with offices at 1209 Orange Street, Wilmington, Delaware 19801 ("IHS"), MILTK, INC., a Delaware corporation with offices at 300 Plaza Drive, Binghamton, New York 13902 ("MILTK"), MIDWEST PROPERTY CORP., a New York corporation with offices at 300 Plaza Drive, Binghamton, New York 13902 ("Midwest"), and MILTK ASSOCIATES, a New York limited partnership with offices at 300 Plaza Drive, Binghamton, New York 13902 ("Associates").

                              W I T N E S S E T H :

         WHEREAS, on July 27, 1984, ESJ, IHS, MILTK and Great American executed a joint venture agreement (the "Agreement") organizing and creating POSADAS DE SAN JUAN ASSOCIATES as a joint venture pursuant to the Partnership Law of the State of New York (the "Venture");

         WHEREAS, on the date hereof, Great American (a) transferred a Twenty-five percent (25%) interest in the Venture to Midwest, an affiliate of Burton and Richard Koffman, (b) transferred a Five percent (5%) interest in the Venture to Associates, an affiliate of MILTK, and (c) withdrew as a venturer in the Venture;

         WHEREAS, on the date hereof, MILTK transferred all of its interest in the Venture to Associates and withdrew as a venturer in the Venture;

         WHEREAS, ESJ and IHS desire to continue the existence of the Venture with Midwest and Associates as venturers; and

         WHEREAS, the parties desire that the Agreement be amended to replace Great American as a venturer in the Venture by Midwest and to replace MILTK as a venturer in the Venture by Associates;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. From and after the date hereof, Midwest shall be substituted for Great American for all purposes as a venturer in the Venture and all references in the Agreement to GAI shall be deemed to refer to Midwest, Midwest shall be deemed included within the definition of Venturer for purposes of the Agreement, and Midwest shall have all of the rights and obligations which Great American would have had under the Agreement as an owner of an interest in the Venture.

         2. From and after the date hereof, Associates shall be substituted for MILTK for all purposes as a venturer in the Venture and all references in the Agreement to MILTK shall be deemed to refer to Associates, Associates shall be deemed included within the definition of Venturer for purposes of the Agreement, and Associates shall have all of the rights and obligations which MILTK would have had under the Agreement as an owner of an interest in the Venture.

         3. Section 5.2 of the Agreement shall be deleted in its entirety and be of no further force and effect and the following shall be substituted therefor:

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



               "5.2 The net profits and losses of the Venture, together with any investment or other tax credits available, shall be allocated to the Venturers as follows: 50% to ESJ; 25% to Midwest; 15% to Associates; and 10% to IHS (the "Venturers Percentage Interests")."

         4. The Venture shall continue its existence and business uninterrupted with Midwest and Associates following the execution of this Amendment on the terms stated herein and in the Agreement, as amended.

         IN WITNESS WHEREOF, this Agreement has been made and executed as of the date and year first above written.

                                            ESJ HOTEL CORPORATION

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Norman J. Menell, President


                                            GREAT AMERICAN INDUSTRIES, INC.

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Burton I. Koffman, President


                                            IHS ASSOCIATES, LTD.

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Hugh A. Andrews, Chairman of
                                               the Board and President


                                            MILTK, INC.

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Milton Koffman, President

                                            MIDWEST PROPERTY CORP.

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Burton I. Koffman, President


                                            MILTK ASSOCIATES

[SEAL]                                      By: MILTK, INC., its general partner


                                            By: /s/
                                               ---------------------------------
                                               Milton Koffman, President

                         POSADAS DE SAN JUAN ASSOCIATES

                   SECOND AMENDMENT OF JOINT VENTURE AGREEMENT

         Agreement made as of the 30th day of September, 1986 to become effective as of the close of business on the 30th day of September, 1986 by and among ESJ HOTEL CORPORATION, a Delaware corporation with offices at 767 Fifth Avenue, New York, New York 10153 ("ESJ"), IHS ASSOCIATES, LTD., a Delaware corporation with offices at 1209 Orange Street, Wilmington, Delaware 19801 ("IHS"), MIDWEST PROPERTY CORP., a New York corporation with offices at 300 Plaza Drive, Binghamton, New York 13902 ("Midwest"), MILTK ASSOCIATES, a New York limited partnership with offices at 300 Plaza Drive, Binghamton, New York 13902 ("Associates") and MILTK, INC., a Delaware corporation with offices at 300 Plaza Drive, Binghamton, New York 13902 ("MILTK").

                              W I T N E S S E T H :

         WHEREAS, on July 27, 1984, ESJ, IHS, MILTK, and Great American Industries, Inc., a Delaware corporation ("Great American"), executed a joint venture agreement (as heretofore amended, the "Agreement") organizing and creating POSADAS DE SAN JUAN ASSOCIATES as a joint venture pursuant to the Partnership Law of the State of New York (the "Venture");

         WHEREAS, on October 15, 1984: (a) Great American (i) transferred a Twenty- five percent (25%) interest in the Venture to Midwest, an affiliate of Burton and Richard Koffman, (ii) transferred a Five percent (5%) interest in the Venture to Associates, an affiliate of MILTK, and (iii) withdrew as a venturer in the Venture; (b) MILTK transferred all of its interest in the Venture to Associates and withdrew as a venturer in the Venture; and (c) the

Agreement was amended to reflect such transfers;

         WHEREAS, at the close of business on September 30, 1986, Associates shall transfer all of its interest in the Venture to MILTK, and withdraw as a venturer in the Venture;

         WHEREAS, ESJ, IHS, and Midwest desire to continue the existence of the Venture with MILTK as a venturer; and

         WHEREAS, the parties desire that the Agreement be amended, effective as of September 30, 1986, to replace Associates as a venturer in the Venture by MILTK;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. From and after the close of business on September 30, 1986: MILTK shall be substituted for Associates for all purposes as a venturer in the Venture and all references in the Agreement to Associates shall be deemed to refer to MILTK; MILTK shall be deemed included within the definition of Venturer for purposes of the Agreement; and MILTK shall have all of the rights and obligations which Associates would have had under the Agreement as an owner of an interest in the Venture.

         2. Section 5.2 of the Agreement shall be deleted in its entirety and be of no further force and effect and the following shall be substituted therefor:

               "5.2 The net profits and losses of the Venture, together with any investment or other tax credits available shall be allocated to the Venturers as follows: 50% to ESJ; 25% to Midwest; 15% to MILTK; and 10% to IHS (the "Venturers Percentage Interests").

         3. The Venture shall continue its existence and business uninterrupted with MILTK following the date this Amendment shall become effective on the terms stated herein and in the Agreement, as amended.

         IN WITNESS WHEREOF, this Agreement has been made and executed as of the date and year first above written.

                                            ESJ HOTEL CORPORATION

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Norman J. Menell, President


                                            IHS ASSOCIATES, LTD.

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Hugh A. Andrews, Chariman of
                                               the Board and President


                                            MILTK, INC.,

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Milton Koffman, President


                                            MIDWEST PROPERTY CORP.

                                            By: /s/
                                               ---------------------------------
[SEAL]                                         Burton I. Koffman, President


                                            MILTK ASSOCIATES

[SEAL]                                      By: MILTK, INC., its general partner


                                            By: /s/
                                               ---------------------------------
                                               Milton Koffman, President

                         POSADAS DE SAN JUAN ASSOCIATES

                   THIRD AMENDMENT OF JOINT VENTURE AGREEMENT

         Agreement made as of the 30th day of December, 1989 to become effective as of the close of business on November 1, 1986 by and among ESJ HOTEL CORPORATION ("ESJ"), a Delaware corporation with offices at 767 Fifth Avenue, New York, New York 10153, IHS ASSOCIATES, LTD. ("IHS"), a Delaware corporation with offices at 300 Plaza Drive, Binghamton, New York 13902, MILTK, INC. ("MILTK"), a Delaware corporation with offices at 300 Plaza Drive, Binghamton, New York 13902 and MILTK ASSOCIATES ("Associates"), a New York limited partnership with offices at 300 Plaza Drive, Binghamton, New York 13902.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of the Joint Venture Agreement dated July 27, 1984, as amended October 15, 1984 and September 30, 1986 (the "Agreement") of POSADAS DE SAN JUAN ASSOCIATES, a joint venture organized pursuant to the Partnership Law of the State of New York (the "Venture"), the partners of the Venture are as follows:

         Partner                                       Interest
         -------                                       --------
         ESJ Hotel Corporation,
           a Delaware corporation                         50%

         IHS Associates, Ltd.,
           a Delaware corporation                         10%

         Midwest Property Corp.,
           a New York corporation                         25%

         MILTK Inc.,
           a Delaware corporation                         15%

         WHEREAS, Midwest desires to transfer Ten percent (10%) of its interest in the Venture to Associates, an affiliate of MILTK and MILTK desires to withdraw as a venturer in the Venture; and

         WHEREAS, ESJ, IHS, and Midwest desire to continue the existence of the Venture with Associates as a venturer; and

         WHEREAS, the parties desire that the Agreement be amended, effective as of November 1, 1986 ("Effective Date"), to replace MILTK as a venturer in the Venture by Associates and effect the transfers noted above;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. ESJ and IHS hereby consent to the transfer by Midwest of Ten percent (10%) of its interest in the Venture to Associates and to the transfer by MILTK of its entire Fifteen Percent (15%) interest in the Venture to Associates.

         2. As of the Effective Date, Associates shall be substituted for MILTK for all purposes as a venturer in the Venture and shall have all of the rights and obligations of an owner of an interest in the Venture.

         3. Section 5.2 of the Agreement shall be deleted as of the Effective Date in its entirety and be of no further force and effect and the following shall be substituted therefor:

               "5.2 The net proceeds and losses of the  Venture,  together  with any investment or other tax credits available shall be allocated to the Venturers as follows: 50% to ESJ; 25% to Associates; 15% to Midwest; and 10% to IHS (the "Venturers Percentage Interests").

         4. The Venture shall continue its existence and business uninterrupted with the partners as set forth on the terms stated herein.

         IN WITNESS WHEREOF, the undersigned hereunto affix the signature of an authorized officer.

                                            ESJ HOTEL CORPORATION

                                            By: /s/
                                               ---------------------------------
                                               Norman J. Menell, President


                                            IHS ASSOCIATES, LTD.

                                            By: /s/
                                               ---------------------------------
                                               Hugh A. Andrews, Chairman of the
                                               Board and President


                                            MILTK, INC.

                                            By: /s/
                                               ---------------------------------
                                               Milton Koffman, President


                                            MIDWEST PROPERTY CORP.

                                            By: /s/
                                               ---------------------------------
                                               Burton I. Koffman, President


                                            MILTK ASSOCIATES

                                            By: /s/
                                               ---------------------------------
                                               Milton Koffman, Partner

                     CONSENT TO TRANSFER AND INDEMNIFICATION

         Agreement made as of the 30th day of December, 1989 to become effective as of the close of business on November 1, 1986 by and among ESJ HOTEL CORPORATION ("ESJ"), a Delaware corporation with offices at 767 Fifth Avenue, New York, New York 10153, IHS ASSOCIATES, LTD. ("IHS"), a Delaware corporation with offices at 1209 Orange Street, Wilmington, Delaware 19801, MIDWEST PROPERTY CORP. ("Midwest"), a New York corporation with offices at 300 Plaza Drive, Binghamton, New York 13902, MILTK, Inc. ("MILTK"), a Delaware corporation with offices at 300 Plaza Drive, Binghamton, New York 13902 and MILTK ASSOCIATES ("Associates"), a New York limited partnership with offices at 300 Plaza Drive, Binghamton, New York 13902.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of the Joint Venture Agreement dated July 27, 1984, as amended October 15, 1984 and September 30, 1986 (the "Agreement") of POSADAS DE SAN JUAN ASSOCIATES, a joint venture organized pursuant to the Partnership Law of the State of New York (the "Venture"), the partners of the Venture are as follows:

                  Partner                              Interest
                  -------                              --------
         ESJ Hotel Corporation,
           a Delaware corporation                         50%

         IHS Associates, Ltd.,
           a Delaware corporation                         10%

         Midwest Property Corp.,
           a New York corporation                         25%

         MILTK Inc.,
           a Delaware corporation                         15%

         WHEREAS, Midwest desires to transfer on the books and records of the Venture Ten percent (10% of its interest in the Venture to Associates and MILTK desires to transfer on the books and records of the Venture all of its interest in the Venture to Associates, an affiliate of MILTK effective as of November 1, 1986 (hereinafter the foregoing transfers are referred to jointly as the "Transfers"); and

         WHEREAS, Midwest, MILTK and Associates desire to obtain the consent of ESJ and IHS to the Transfers as required by Section 6 of the Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Midwest, MILTK and Associates hereby indemnify ESJ and IHS and hold ESJ, IHS and their affiliates harmless from any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by them by reason of the Transfers.

         2. In consideration of the foregoing, ESJ and IHS hereby consent to the Transfers.

         IN WITNESS WHEREOF, the undersigned hereunto affix the signature of an authorized officer.

                                            ESJ HOTEL CORPORATION

                                            By:/s/
                                               ---------------------------------
                                            Norman J. Menell, President


                                            IHS ASSOCIATES, LTD.

                                            By:/s/
                                               ---------------------------------
                                               Hugh A. Andrews, Chairman of the
                                               Board and President

                                            MILTK, INC.

                                            By:/s/
                                               ---------------------------------
                                               Milton Koffman, President


                                            MIDWEST PROPERTY CORP.

                                            By:/s/
                                               ---------------------------------
                                               Burton I. Koffman, President


                                            MILTK ASSOCIATES

                                            By: MILTK, INC., its general partner


                                            By:/s/
                                               ---------------------------------
                                               Milton Koffman, Partner

                         POSADAS DE SAN JUAN ASSOCIATES

                   FOURTH AMENDMENT OF JOINT VENTURE AGREEMENT

         Agreement made as of the 13th day of August, 1992 by and among ESJ HOTEL CORPORATION ("ESJ"), a Delaware corporation with offices at______________, IHS ASSOCIATES, LTD. ("IHS"), a Delaware corporation with offices at 1209 Orange Street, Wilmington, Delaware 19801, MIDWEST PROPERTY CORP. ("Midwest"), a New York corporation with offices at 300 Plaza Drive, Vestal, New York 13850, and MILTK ASSOCIATES ("MILTK"), a New York limited partnership with offices at 300 Plaza Drive, Vestal, New York 13850.

                              W I T N E S S E T H :

         WHEREAS, pursuant to the terms of the Joint Venture Agreement dated July 27, 1984, as amended October 15, 1984 and September 30, 1986 and December 30, 1989 (the "Agreement") of POSADAS DE SAN JUAN ASSOCIATES, a joint venture organized pursuant to the Partnership Law of the State of New York (the "Venture"), the partners of the Venture are as follows:

         WHEREAS, MILTK desires to transfer Ten percent (10%) of its interest in the Venture to Midwest; and

         WHEREAS, ESJ, IHS, and Midwest desire to continue the existence of the Venture with MILTK as a venturer; and

         WHEREAS, the parties desire that the Agreement be amended, effective August 13, 1992 ("Effective Date");

         NOW, THEREFORE, the parties hereto agree as follows:

         1. ESJ and IHS hereby consent to the transfer by MILTK of Ten percent (10%) of its interest in the Venture to Midwest.

         2. Section 5.2 of the Agreement shall be deleted as of the Effective Date in its entirety and be of no further force and effect and the following shall be substituted therefor:

               "5.2 The net profits and losses of the Venture, together with any investment or other tax credits available shall be allocated to the Venturers as follows: 50% to ESJ; 25% to Midwest; 15% to MILTK; and 10% to IHS (the "Venturers Percentage Interests").

         3. The Venture shall continue its existence and business uninterrupted with the partners set forth on the terms stated herein.

         IN WITNESS WHEREOF, the undersigned hereunto affix the signature of an authorized officer.

                                            ESJ HOTEL CORPORATION

                                            By:
                                               ---------------------------------


                                            IHS ASSOCIATES, LTD.

                                            By: /s/
                                               ---------------------------------
                                               Hugh A. Andrews, Chairman of the
                                               Board and President


                                            MIDWEST PROPERTY CORP.

                                            By: /s/
                                               ---------------------------------
                                               Burton L. Koffman, President


                                            MILTK ASSOCIATES

                                            By: MILTK, Inc., its general partner


                                            By: /s/
                                               ---------------------------------
                                               Milton Koffman, Partner

                     CONSENT TO TRANSFER AND INDEMNIFICATION

         Agreement made as of the 13th day of August, 1992 by and among ESJ HOTEL CORPORATION ("ESJ"), a Delaware corporation with offices at _________________________, IHS ASSOCIATES, LTD. ("IHS"), a Delaware corporation with offices at 1209 Orange Street, Wilmington, Delaware 19801, MIDWEST PROPERTY CORP. ("Midwest"), a New York corporation with offices at 300 Plaza Drive, Vestal, New York 13850 and MILTK ASSOCIATES ("MILTK"), a New York limited partnership with offices at 300 Plaza Drive, Vestal, New York 13850.

                              W I T N E S S E T H :

         WHEREAS, pursuant to the terms of the Joint Venture Agreement dated July 27, 1984, as amended October 15, 1984 and September 30, 1986 and December 30, 1989 (the "Agreement") of POSADAS DE SAN JUAN ASSOCIATES, a joint venture organized pursuant to the Partnership Law of the State of New York (the "Venture"), the partners of the Venture are as follows:

                  Partner                              Interest

         ESJ Hotel Corporation                            50%
           a Delaware corporation

         IHS Associates, Ltd.                             10%
           a Delaware corporation

         Midwest Property Corp.,                          15%
           a New York corporation

         MILTK Associates                                 25%
           a New York limited partnership

         WHEREAS, MILTK desires to transfer on the books and records of the Venture Ten Percent (10%) of its interest in the Venture to Midwest effective as of August 13, 1992 (hereinafter the foregoing transfer is referred to jointly as the "Transfer"); and

         WHEREAS, Midwest and MILTK desire to obtain the consent of ESJ and IHS to the Transfers as required by Section 6 of the Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Midwest and MILTK hereby indemnify ESJ and IHS and hold ESJ, IHS and their affiliates harmless from any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by them by reason of the Transfer.

         2. In consideration of the foregoing ESJ and IHS hereby consent to the Transfer.

         IN WITNESS WHEREOF, the undersigned hereunto affix the signature of an authorized officer.

                                            ESJ HOTEL CORPORATION

                                            By:
                                               ---------------------------------

                                            IHS ASSOCIATES, LTD.

                                            By: /s/
                                               ---------------------------------
                                               Hugh A. Andrews, Chairman of the
                                               Board and President

                                            MIDWEST PROPERTY CORP.

                                            By: /s/
                                               ---------------------------------
                                               Burton I. Koffman, President


                                            MILTK ASSOCIATES

                                            By: MILTK, Inc., its general partner


                                            By: /s/
                                               ---------------------------------
                                               Milton Koffman, Partner